Convertible Notes Receivable	12 Months Ended
Dec. 31, 2020
Disclosure Of Convertible Notes Receivable Explanatory [Abstract]
Convertible Notes Receivable
7.	Convertible Notes Receivable

In September 2019, the Company participated in a private placement to purchase US$410,000, at face value, of secured convertible notes issued by Paramount. Each convertible note had an issue price of US$975 per US$1,000 face value with a four-year maturity. The Company purchased 410 convertible notes for a total of $0.5 million (US$399,750). The convertible notes bear interest at a rate of 7.5% per annum, payable semi-annually. At any time after the issuance of the convertible notes, the Company can convert all or any portion of the outstanding amount into common shares of Paramount at a price of US$1.00 per common share. The convertible notes receivable are recorded at fair value through profit or loss (“FVTPL”). The fair value of the convertible notes receivable is determined by using the Binomial Option Pricing model.

During 2020, the Company received 25,794 common shares of Paramount for payment of interest on the secured convertible notes accrued between September 2019 and June 2020. Subsequent to December 31, 2020, the Company received 14,236 common shares of Paramount for payment of interest on the secured convertible notes accrued and receivable as at December 31, 2020.